Exhibit 10.02

EXECUTION VERSION
Portions of this Pledge and Security Agreement have been omitted based upon a request for confidential treatment. This Pledge and Security Agreement, including the non-public information, has been filed separately with the Securities and Exchange Commission. “[*]” designates portions of this document that have been redacted pursuant to the request for confidential treatment filed with the Securities and Exchange Commission.

PLEDGE AND SECURITY AGREEMENT
PLEDGE AND SECURITY AGREEMENT (the "Agreement") dated as of September 26, 2014, made by the entities listed on the signature pages hereto (each a "Grantor", and together with each other Person that executes a Security Agreement Supplement referenced below and becomes a "Grantor" hereunder, collectively, the "Grantors"), in favor of TCW Asset Management Company ("TCW"), in its capacity as collateral agent for the Secured Parties referred to below (in such capacity, together with its successors and assigns in such capacity, if any, the "Collateral Agent").
W I T N E S S E T H:
WHEREAS, Angie’s List, Inc., a Delaware corporation (the "Company"; and together with each other Subsidiary of the Company that executes a joinder agreement and becomes a "Borrower" thereunder, each a "Borrower" and, collectively, and jointly and severally, the "Borrowers"), each domestic Subsidiary of the Company listed as a "Guarantor" on the signature pages thereto (together with each other Person that executes a joinder agreement and becomes a "Guarantor" thereunder or otherwise guaranties all or any part of the Obligations, each a "Guarantor" and, collectively, the "Guarantors"), the lenders from time to time party thereto (each a "Lender" and, collectively, the "Lenders"), the Collateral Agent, and TCW, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Administrative Agent" and together with the Collateral Agent, each an "Agent" and collectively, the "Agents"), are parties to a Financing Agreement, dated as of September 26, 2014 (such agreement, as amended, restated, supplemented, modified or otherwise changed from time to time, including any replacement agreement therefor, being hereinafter referred to as the "Financing Agreement");
WHEREAS, pursuant to the Financing Agreement, the Lenders have agreed to make certain term loans (each a "Loan" and collectively, the "Loans"), to the Borrowers;
WHEREAS, it is a condition precedent to the Lenders making any Loan and providing any other financial accommodation to the Borrowers pursuant to the Financing Agreement that each Grantor shall have executed and delivered to the Collateral Agent a pledge to the Collateral Agent, for the benefit of the Secured Parties, and the grant to the Collateral Agent, for the benefit of the Secured Parties, of (a) a security interest in and Lien on the outstanding shares of Equity Interests (as defined in the Financing Agreement) and indebtedness from time to time owned by such Grantor of each Person now or hereafter existing and in which such Grantor has any interest at any time, and (b) a security interest in all other personal property and fixtures of such Grantor;
WHEREAS, the Grantors are mutually dependent on each other in the conduct of their respective businesses as an integrated operation, with credit needed from time to time by each Grantor often being provided through financing obtained by the other Grantors and the ability to obtain such financing being dependent on the successful operations of all of the Grantors as a whole; and
WHEREAS, each Grantor has determined that the execution, delivery and performance of this Agreement directly benefit, and are in the best interest of, such Grantor.
NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Collateral Agent and the Lenders to make and maintain the Loans and to provide other financial accommodations to the Borrowers pursuant to the Financing Agreement, the Grantors hereby jointly and severally agree with the Collateral Agent, for the benefit of the Secured Parties, as follows:
Section 1.Definitions.
(a)    Reference is hereby made to the Financing Agreement for a statement of the terms thereof. All capitalized terms used in this Agreement and the recitals hereto which are defined in the Financing Agreement or in Article 8 or 9 of the Uniform Commercial Code as in effect from time to time in the State of New York (the "Code") and which are not otherwise defined herein shall have the same meanings herein as set forth therein; provided that terms used herein which are defined in the Code as in effect in the State of New York on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as the Collateral Agent may otherwise determine.
(b)    The following terms shall have the respective meanings provided for in the Code: "Accounts", "Account Debtor", "Cash Proceeds", "Certificate of Title", "Chattel Paper", "Commercial Tort Claim", "Commodity Account", "Commodity Contracts", "Deposit Account", "Documents", "Electronic Chattel Paper", "Equipment", "Fixtures", "General Intangibles", "Goods", "Instruments", "Inventory", "Investment Property", "Letter-of-Credit Rights", "Noncash Proceeds", "Payment Intangibles", "Proceeds", "Promissory Notes", "Record", "Security Account", "Software", "Supporting Obligations" and "Tangible Chattel Paper".
(c)    As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:
"Additional Collateral" has the meaning specified therefor in Section 4(a)(i) hereof.
"Copyright Licenses" means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensee or licensor and providing for the grant of any right to use or sell any works covered by any Copyright (including, without limitation, all Copyright Licenses set forth in Schedule II hereto).
"Copyrights" means all domestic and foreign copyrights, whether registered or unregistered, including, without limitation, all copyright rights throughout the universe (whether now or hereafter arising) in any and all media (whether now or hereafter developed), in and to all original works of authorship fixed in any tangible medium of expression (including computer software and internet website content) now or hereafter owned, acquired, developed or used by any Grantor (including, without limitation, all copyrights described in Schedule II hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Copyright Office or in any similar office or agency of the United States or any other country or any political subdivision thereof).

"Existing Issuer" has the meaning specified therefor in the definition of the term "Pledged Shares".
"Foreign Subsidiary" has the meaning specified therefor in Section 2 hereof.
"Intellectual Property" means all Copyrights, Patents, Trademarks and Other Intellectual Property.
"Licenses" means the Copyright Licenses, the Patent Licenses and the Trademark Licenses.
"Other Intellectual Property" means all trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how, formulae, rights of publicity and privacy and other general intangibles of like nature, now or hereafter acquired, owned, developed or used by any Grantor (including, without limitation, all Other Intellectual Property set forth in Schedule II hereto).
"Patent Licenses" means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensee or licensor and providing for the grant of any right to manufacture, use or sell any invention covered by any Patent (including, without limitation, all Patent Licenses set forth in Schedule II hereto).
"Patents" means all domestic and foreign letters patent, design patents, utility patents, industrial designs, inventions, trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how, formulae, rights of publicity and other general intangibles of like nature, now existing or hereafter acquired (including, without limitation, all domestic and foreign letters patent, design patents, utility patents, industrial designs, inventions, trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how and formulae described in Schedule II hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office, or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof.
"Pledged Debt" means the indebtedness described in Schedule VII hereto and all indebtedness from time to time owned or acquired, the Promissory Notes and other Instruments evidencing any or all of such indebtedness, and all interest, cash, Instruments, Investment Property, financial assets, securities, Equity Interests, stock options and Commodity Contracts, notes, debentures, bonds, Promissory Notes or other evidences of indebtedness and all other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness.

"Pledged Interests" means, collectively, (a) the Pledged Debt, (b) the Pledged Shares and (c) all security entitlements in any and all of the foregoing.
"Pledged Issuer" has the meaning specified therefor in the definition of the term "Pledged Shares".
"Pledged Partnership/LLC Agreement" has the meaning specified in Section 6(n)(ii) hereof.
"Pledged Shares" means (a) the shares of Equity Interests described in Schedule VIII hereto, whether or not evidenced or represented by any stock certificate, certificated security or other Instrument, issued by the Persons described in such Schedule VIII (the "Existing Issuers"), (b) the shares of Equity Interests at any time and from time to time acquired by a Grantor of any and all Persons now or hereafter existing (such Persons, together with the Existing Issuers, being hereinafter referred to collectively as the "Pledged Issuers" and each individually as a "Pledged Issuer"), whether or not evidenced or represented by any stock certificate, certificated security or other Instrument, and (c) the certificates representing such shares of Equity Interests, all options and other rights, contractual or otherwise, in respect thereof and all dividends, distributions, cash, Instruments, Investment Property, financial assets, securities, Equity Interests, stock options and Commodity Contracts, notes, debentures, bonds, Promissory Notes or other evidences of indebtedness and all other property (including, without limitation, any stock dividend and any distribution in connection with a stock split) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Equity Interests.
"Secured Parties" means, collectively, the Agents and the Lenders.
"Secured Obligations" has the meaning specified therefor in Section 3 hereof.
"Titled Collateral" means all Collateral for which the title to such Collateral is governed by a Certificate of Title or certificate of ownership, including, without limitation, all motor vehicles (including, without limitation, all trucks, trailers, tractors, service vehicles, automobiles and other mobile equipment) for which the title to such motor vehicles is governed by a Certificate of Title or certificate of ownership.
"Trademark Licenses" means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensor or licensee and providing for the grant of any right concerning any Trademark, together with any goodwill connected with and symbolized by any such trademark licenses, contracts or agreements and the right to prepare for sale or lease and sell or lease any and all Inventory now or hereafter owned by any Grantor and now or hereafter covered by such licenses (including, without limitation, all Trademark Licenses described in Schedule II hereto).
"Trademarks" means all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a's, Internet domain names, trade styles, designs, logos and other source or business identifiers and all general intangibles of like nature, now or hereafter owned, adopted, acquired or used by any Grantor (including, without limitation, all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a's, Internet domain names, trade styles, designs, logos and other source or business identifiers described in Schedule II hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof), and all reissues, extensions or renewals thereof, together with all goodwill of the business symbolized by such marks and all customer lists, formulae and other Records of any Grantor relating to the distribution of products and services in connection with which any of such marks are used.

SECTION 2.    Grant of Security Interest. As collateral security for the payment, performance and observance of all of the Secured Obligations, each Grantor hereby pledges and assigns to the Collateral Agent (and its agents and designees), and grants to the Collateral Agent (and its agents and designees), for the benefit of the Secured Parties, a continuing security interest in, all personal property and Fixtures of such Grantor, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, of every kind and description, tangible or intangible, including, without limitation, the following (all being collectively referred to herein as the "Collateral"):
(a)    all Accounts;
(b)    all Chattel Paper (whether tangible or electronic);
(c)    the Commercial Tort Claims specified on Schedule VI;
(d)    all Deposit Accounts, all cash, and all other property from time to time deposited therein or otherwise credited thereto and the monies and property in the possession or under the control of any Agent or any Lender or any affiliate, representative, agent or correspondent of any Agent or any Lender;
(e)    all Documents;
(f)    all General Intangibles (including, without limitation, all Payment Intangibles, Intellectual Property and Licenses);
(g)    all Goods, including, without limitation, all Equipment, Fixtures and Inventory;
(h)    all Instruments (including, without limitation, Promissory Notes);
(i)    all Investment Property;
(j)    all Letter-of-Credit Rights;
(k)    all Pledged Interests;

(l)    all Supporting Obligations;
(m)    all other tangible and intangible personal property of such Grantor (whether or not subject to the Code), including, without limitation, all bank and other accounts and all cash and all investments therein, all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of such Grantor described in the preceding clauses of this Section 2 hereof (including, without limitation, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by such Grantor in respect of any of the items listed above), and all books, correspondence, files and other Records, including, without limitation, all tapes, disks, cards, Software, data and computer programs in the possession or under the control of such Grantor or any other Person from time to time acting for such Grantor that at any time evidence or contain information relating to any of the property described in the preceding clauses of this Section 2 hereof or are otherwise necessary or helpful in the collection or realization thereof; and
(n)    all Proceeds, including all Cash Proceeds and Noncash Proceeds, and products of any and all of the foregoing Collateral; in each case howsoever such Grantor's interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).
Notwithstanding anything herein to the contrary, the term "Collateral" shall not include, and no Grantor is pledging, nor granting a security interest hereunder in, (i) any of such Grantor's right, title or interest in any general intangible, permit, lease, license, contract or agreement to which such Grantor is a party as of the date hereof or any of its right, title or interest thereunder to the extent, but only to the extent, that such a grant would, under the express terms of such general intangible, permit, lease, license, contract or agreement on the date hereof result in a breach of the terms of, or constitute a default under, such general intangible, permit, lease, license, contract or agreement (other than to the extent that any such term (A) has been waived or (B) would be rendered ineffective pursuant to Sections 9-406, 9-408, 9-409 of the Code or other applicable provisions of the Uniform Commercial Code of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, that (x) immediately upon the ineffectiveness, lapse, termination or waiver of any such provision, the Collateral shall include, and such Grantor shall be deemed to have granted a security interest in, all such right, title and interest as if such provision had never been in effect and (y) the foregoing exclusion shall in no way be construed so as to limit, impair or otherwise affect the Collateral Agent's unconditional continuing security interest in and liens upon any rights or interests of a Grantor in or to the proceeds of, or any monies due or to become due under, any such license, contract or agreement, or (ii) any intent-to-use United States trademark applications to the extent that the grant of a security interest therein would impair the validity or enforceability of, or render void or result in the cancellation of, any registration issued as a result of such intent-to-use trademark applications and for which an amendment to allege use or statement of use has not been filed under 15 U.S.C. § 1051(c) or 15 U.S.C. § 1051(d), respectively, or if filed, has not been deemed in conformance with 15 U.S.C. § 1051(a) or examined and accepted, respectively, by the United States Patent and Trademark Office, provided that, upon such filing and acceptance, such intent-to-use applications shall be included in the definition of Collateral.
Notwithstanding anything herein to the contrary, the term "Collateral" shall not include in the case of a Subsidiary of such Grantor organized under the laws of a jurisdiction other than the United States, any of the states thereof or the District of Columbia (a "Foreign Subsidiary"), more than 65% of the issued and outstanding shares of Equity Interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(e)(2)) (it being understood and agreed that the Collateral shall include 100% of the issued and outstanding shares of Equity Interests not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(e)(2)) or other equity interest of such Foreign Subsidiary).

The Grantors agree that the pledge of the shares of Equity Interests of any Pledged Issuer who is a Foreign Subsidiary may be supplemented by one or more separate pledge agreements, deeds of pledge, share charges, or similar agreements or instruments, executed and delivered by the relevant Grantors in favor of the Collateral Agent, which pledge agreements will provide for the pledge of such shares of Equity Interests in accordance with the laws of the applicable foreign jurisdiction. With respect to such shares of Equity Interests, the Collateral Agent may, at any time and from time to time, in its sole discretion, take actions in such foreign jurisdictions that will result in the perfection of the Lien created in such Equity Interests.
SECTION 3.    Security for Secured Obligations. The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the "Secured Obligations"):
(a)    the prompt payment by each Grantor, as and when due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts from time to time owing by it in respect of the Financing Agreement and/or the other Loan Documents, including, without limitation, (i) all Obligations, (ii) in the case of a Guarantor, all amounts from time to time owing by such Grantor in respect of its guaranty made pursuant to Article XI of the Financing Agreement or under any other Guaranty to which it is a party, including, without limitation, all obligations guaranteed by such Grantor and (iii) all interest, fees, commissions, charges, expense reimbursements, indemnifications and all other amounts due or to become due under any Loan Document (including, without limitation, all interest, fees, commissions, charges, expense reimbursements, indemnifications and other amounts that accrue after the commencement of any Insolvency Proceeding of any Loan Party, whether or not the payment of such interest, fees, commissions, charges, expense reimbursements, indemnifications and other amounts are unenforceable or are not allowable, in whole or in part, due to the existence of such Insolvency Proceeding); and
(b)    the due performance and observance by each Grantor of all of its other obligations from time to time existing in respect of the Loan Documents.
SECTION 4.    Delivery of the Pledged Interests.

(a)    (i) All Promissory Notes currently evidencing the Pledged Debt and all certificates currently representing the Pledged Shares shall be delivered to the Collateral Agent prior to or promptly following the execution and delivery of this Agreement. All other Promissory Notes, certificates and Instruments constituting Pledged Interests from time to time required to be pledged to the Collateral Agent pursuant to the terms of this Agreement or the Financing Agreement (the "Additional Collateral") shall be delivered to the Agent promptly upon, but in any event within ten (10) Business Days of, receipt thereof by or on behalf of any of the Grantors. All such Promissory Notes, certificates and Instruments shall be held by or on behalf of the Collateral Agent pursuant hereto and shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment or undated stock powers executed in blank, all in form and substance reasonably satisfactory to the Collateral Agent. If any Pledged Interests consist of uncertificated securities, unless the immediately following sentence is applicable thereto, such Grantor shall cause the issuer to mark its records to reflect the Collateral Agent (or its designated custodian or nominee) as the registered holder thereof, or cause each issuer of such securities to agree that it will comply with reasonable instructions originated by the Collateral Agent with respect to such securities without further consent by such Grantor. If any Pledged Interests consist of security entitlements, such Grantor shall transfer such security entitlements to the Collateral Agent (or its custodian, nominee or other designee), or cause the applicable securities intermediary to agree that it will comply with entitlement orders by the Collateral Agent without further consent by such Grantor.
(ii)    Within ten (10) Business Days of the receipt by a Grantor of any Additional Collateral, a Pledge Amendment, duly executed by such Grantor, in substantially the form of Exhibit A hereto (a "Pledge Amendment"), shall be delivered to the Collateral Agent, in respect of the Additional Collateral that must be pledged pursuant to this Agreement and the Financing Agreement. The Pledge Amendment shall from and after delivery thereof constitute part of Schedules VII and VIII hereto. Each Grantor hereby authorizes the Collateral Agent to attach each Pledge Amendment to this Agreement and agrees that all Promissory Notes, certificates or Instruments listed on any Pledge Amendment delivered to the Collateral Agent shall for all purposes hereunder constitute Pledged Interests and such Grantor shall be deemed upon delivery thereof to have made the representations and warranties set forth in Section 5 hereof with respect to such Additional Collateral.
(b)    If any Grantor shall receive, by virtue of such Grantor's being or having been an owner of any Pledged Interests, any (i) stock certificate (including, without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off), Promissory Note or other Instrument, (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Pledged Interests, or otherwise, (iii) dividends payable in cash (except such dividends permitted to be retained by any such Grantor pursuant to Section 7 hereof) or in securities or other property or (iv) dividends, distributions, cash, Instruments, Investment Property and other property in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, such Grantor shall receive such stock certificate, Promissory Note, Instrument, option, right, payment or distribution in trust for the benefit of the Collateral Agent, shall segregate it from such Grantor's other property and shall deliver it forthwith to the Collateral Agent, in the exact form received, with any necessary indorsement and/or appropriate stock powers duly executed in blank, to be held by the Collateral Agent as Pledged Interests and as further collateral security for the Secured Obligations.

SECTION 5.    Representations and Warranties. Each Grantor jointly and severally represents and warrants as follows:
(a)    Schedule I hereto sets forth a complete and accurate list as of the date hereof of (i) the exact legal name of each Grantor, (ii) the jurisdiction of organization of each Grantor, (iii) the organizational identification number of each Grantor (or indicates that such Grantor has no such organizational identification) and (iv) the chief executive office and location of the books and records of such Grantor.
(b)    This Agreement is a legal, valid and binding obligation of each Grantor, enforceable against such Grantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally.
(c)    [Intentionally omitted].
(d)    There is no location at which any Grantor has any Collateral (except for Inventory in transit) other than (i) those locations listed on Schedule III hereto, (ii) any other locations for which such Grantor has provided notice to the Collateral Agent and, if necessary, a written subordination or waiver or collateral access agreement in accordance with Section 7.01(m) of the Financing Agreement, and (iii) Collateral in transit between the locations referred to in clauses (i) and (ii). None of the Accounts is evidenced by Promissory Notes or other Instruments. Set forth in Schedule IV hereto is a complete and accurate list, as of the date of this Agreement, of each Deposit Account, Securities Account and Commodities Account of each Grantor, together with the name and address of each institution at which each such Account is maintained, the account number for each such Account and a description of the purpose of each such Account. As of the date hereof, set forth in Schedule II hereto is (i) a complete and correct list of each trade name used by each Grantor and (ii) the name of, and each trade name used by, each Person from which such Grantor has acquired any substantial part of the Collateral within five years of the date hereof.
(e)    Each Grantor has delivered to the Collateral Agent true, complete and correct copies of each License described in Schedule II hereto, including all schedules and exhibits thereto, which represents all of the Licenses existing on the date of this Agreement. Each such License sets forth the entire agreement and understanding of the parties thereto relating to the subject matter thereof, and there are no other agreements, arrangements or understandings, written or oral, relating to the matters covered thereby or the rights of any Grantor or any of its Affiliates in respect thereof. Each License now existing is, and each other License will be, the legal, valid and binding obligation of the parties thereto, enforceable against such parties in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally.
(f)    Schedule II hereto sets forth a complete and accurate list of all registered or otherwise material Intellectual Property owned or used by each Grantor as of the date hereof.
(g)    [Intentionally omitted].
(h)    The Existing Issuers set forth in Schedule VIII identified as a Subsidiary of a Grantor are each such Grantor's only Subsidiaries existing on the date hereof. The Pledged Shares have been duly authorized and validly issued and are fully paid and nonassessable and the holders thereof are not entitled to any preemptive, first refusal or other similar rights. Except as noted in Schedule VIII hereto, the Pledged Shares constitute 100% of the issued shares of Equity Interests of the Pledged Issuers as of the date hereof. All other shares of Equity Interests constituting Pledged Interests will be duly authorized and validly issued, fully paid and nonassessable.
(i)    The Promissory Notes currently evidencing the Pledged Debt have been, and all other Promissory Notes from time to time evidencing Pledged Debt, when executed and delivered, will have been, duly authorized, executed and delivered by the respective makers thereof, and all such Promissory Notes are or will be, as the case may be, legal, valid and binding obligations of such makers, enforceable against such makers in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally.
(j)    The Grantors are and will be at all times the sole and exclusive owners of, or otherwise have and will have adequate rights in, the Collateral free and clear of any Lien except for the Permitted Liens. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office except such as may have been filed to perfect or protect any Permitted Lien.
(k)    The exercise by the Collateral Agent of any of its rights and remedies hereunder will not contravene any law or any contractual restriction binding on or otherwise affecting any Grantor or any of its properties and will not result in, or require the creation of, any Lien upon or with respect to any of its properties.
(l)    No authorization or approval or other action by, and no notice to or filing (other than customary filings with the SEC) with, any Governmental Authority or any other Person, is required for (i) the due execution, delivery and performance by any Grantor of this Agreement, (ii) the grant by any Grantor of the security interest purported to be created hereby in the Collateral or (iii) the exercise by the Collateral Agent of any of its rights and remedies hereunder, except, in the case of this clause (iii), as may be required in connection with any sale of any Pledged Interests by laws affecting the offering and sale of securities generally. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person, is required for the perfection of the security interest purported to be created hereby in the Collateral, except (A) for the filing under the Uniform Commercial Code as in effect in the applicable jurisdiction of the financing statements described in Schedule V hereto, all of which financing statements have been duly filed or are being duly filed concurrently with the Effective Date and are in full force and effect (or will be once filed), (B) with respect to the perfection of the security interest created hereby in the United States Intellectual Property and Licenses, for the recording of the appropriate Assignment for Security, substantially in the form of Exhibit B hereto in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, (C) with respect to the perfection of the security interest created hereby in foreign Intellectual Property and Licenses, for registrations and filings in jurisdictions located outside of the United States and covering rights in such jurisdictions relating to such foreign Intellectual Property and Licenses (D) with respect to the perfection of the security interest created hereby in Titled Collateral, for the submission of an appropriate application requesting that the Lien of the Collateral Agent be noted on the Certificate of Title or certificate of ownership, completed and authenticated by the applicable Grantor, together with the Certificate of Title or certificate of ownership, with respect to such Titled Collateral, to the appropriate Governmental Authority, (E) with respect to any action that may be necessary to obtain control of Collateral constituting Deposit Accounts, Electronic Chattel Paper, Investment Property or Letter-of-Credit Rights, the taking of such actions, and (F) the Collateral Agent's having possession of all Documents, Chattel Paper, Instruments and cash constituting Collateral (subclauses (A), (B), (C), (D), (E) and (F), each a "Perfection Requirement" and collectively, the "Perfection Requirements"). Notwithstanding the foregoing, it is agreed and understood that any Grantor with any right, title or interest in a leasehold interest shall not be required to take actions or execute and deliver any documents necessary to perfect the Collateral Agent's security interest in such leasehold interest if the Collateral Agent (in its sole discretion) has determined that the costs to be incurred by such Grantor to perfect the Collateral Agent's security interest would be unreasonably excessive in relation to the benefits to the Collateral Agent and the Lenders to be derived from such security interest.
(m)    This Agreement creates a legal, valid and enforceable security interest in favor of the Collateral Agent, for the benefit of the Secured Parties, in the Collateral, as security for the Secured Obligations. The Perfection Requirements result in the perfection of such security interests. Such security interests are, or in the case of Collateral in which any Grantor obtains rights after the date hereof, will be, perfected, first priority security interests, subject in priority only to the Permitted Liens that, pursuant to the definition of the term "Permitted Liens", are not prohibited from being prior to the Liens in favor of the Collateral Agent, for the benefit of the Secured Parties, and the recording of such instruments of assignment described above. Such Perfection Requirements and all other action necessary or desirable to perfect and protect such security interest have been duly made or taken, except for (i) the Collateral Agent's having possession of all Instruments, Documents, Chattel Paper and cash constituting Collateral after the date hereof, (ii) the Collateral Agent's having control of all Deposit Accounts, Electronic Chattel Paper, Investment Property or Letter-of-Credit Rights constituting Collateral after the date hereof, and (iii) the other filings and recordations and actions described in Section 5(l) hereof.
(n)    As of the date hereof, no Grantor holds any Commercial Tort Claims in respect of which a claim has been filed in a court of law or a written notice by an attorney has been given to a potential defendant, except for such claims described in Schedule VI.
SECTION 6.    Covenants as to the Collateral. So long as any of the Secured Obligations (whether or not due) shall remain unpaid or any Lender shall have any Commitment under the Financing Agreement, unless the Collateral Agent shall otherwise consent in writing:
(a)    Further Assurances. Each Grantor will take such action and execute, acknowledge and deliver, at its sole cost and expense, such agreements, instruments or other documents as the Collateral Agent may reasonably require from time to time in order (i) to perfect and protect, or maintain the perfection of, the security interest and Lien purported to be created hereby; (ii) to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) otherwise to effect the purposes of this Agreement, including, without limitation: (A) marking conspicuously all Chattel Paper, Instruments and Licenses and, at the request of the Collateral Agent, all of its Records pertaining to the Collateral with a legend, in form and substance satisfactory to the Collateral Agent, indicating that such Chattel Paper, Instrument, License or Collateral is subject to the security interest created hereby, (B) if any Account shall be evidenced by a Promissory Note or other Instrument or Chattel Paper, delivering and pledging to the Collateral Agent such Promissory Note, other Instrument or Chattel Paper, duly endorsed and accompanied by executed instruments of transfer or assignment, all in form and substance satisfactory to the Collateral Agent, (C) executing and filing (to the extent, if any, that such Grantor's signature is required thereon) or authenticating the filing of, such financing or continuation statements, or amendments thereto, (D) with respect to Intellectual Property hereafter existing and not covered by an appropriate security interest grant, the executing and recording in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, appropriate instruments granting a security interest, as may be necessary or desirable or that the Collateral Agent may request in order to perfect and preserve the security interest purported to be created hereby, (E) delivering to the Collateral Agent irrevocable proxies in respect of the Pledged Interests exercisable as provided in Section 7(b), (F) furnishing to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail, (G) if at any time any Collateral with a book value in excess of $250,000 (when aggregated with all other Collateral at the same location) is located on any real property which is not owned by a Loan Party (whether such real property is now owned or acquired after the Effective Date), obtaining written collateral access agreements, in form and substance satisfactory to the Collateral Agent, providing for access by the Collateral Agent to such premises, (H) if at any time after the date hereof, any Grantor acquires or holds any Commercial Tort Claim, promptly notifying the Collateral Agent in a writing signed by such Grantor setting forth a brief description of such Commercial Tort Claim and granting to the Collateral Agent a security interest therein and in the proceeds thereof, which writing shall incorporate the provisions hereof and shall be in form and substance satisfactory to the Collateral Agent, (I) upon the acquisition after the date hereof by any Grantor of any Titled Collateral having an individual value in excess of $50,000 (other than Equipment that is subject to a purchase money security interest permitted by Section 7.02(a) of the Financing Agreement), promptly notifying the Collateral Agent of such acquisition, setting forth a description of the Titled Collateral acquired and a good faith estimate of the current value of such Titled Collateral, and if so requested by the Collateral Agent, promptly causing the Collateral Agent to be listed as the lienholder on such Certificate of Title or certificate of ownership and delivering evidence of the same to the Collateral Agent, and (J) taking all actions required by law in any relevant Uniform Commercial Code jurisdiction, or by other law as applicable in any foreign jurisdiction. No Grantor shall take or fail to take any action which would in any manner impair the validity or enforceability of the Collateral Agent's security interest in and Lien on any Collateral.
(b)    Intentionally omitted.
(c)    Condition of Equipment. Each Grantor will maintain or cause the Equipment which is necessary or useful in the proper conduct of its business to be maintained and preserved in good condition, repair and working order as when acquired and in accordance with any manufacturer's manual, ordinary wear and tear excepted, and will forthwith, or in the case of any loss or damage to any Equipment promptly after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith which are necessary or desirable, consistent with past practice, or which the Collateral Agent may reasonably request to such end.

(d)    [Intentionally omitted].
(e)    [Intentionally omitted].
(f)    Provisions Concerning the Accounts and the Licenses.
(i)    Each Grantor will, except as otherwise provided in this subsection (f), continue to collect, at its own expense, all amounts due or to become due under the Accounts. In connection with such collections, each Grantor may (and, during the continuance of an Event of Default at the Collateral Agent's direction, will) take such action as such Grantor (or, if applicable, the Collateral Agent) may deem necessary or advisable to enforce collection or performance of the Accounts; provided, however, that the Collateral Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default, to notify the Account Debtors or obligors under any Accounts of the assignment of such Accounts to the Collateral Agent and to direct such Account Debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent or its designated agent and, upon such notification and at the expense of such Grantor and to the extent permitted by law, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by any Grantor of a notice from the Collateral Agent that the Collateral Agent has notified, intends to notify, or has enforced or intends to enforce a Grantor's rights against the Account Debtors or obligors under any Accounts as referred to in the proviso to the immediately preceding sentence, (A) all amounts and proceeds (including Instruments) received by such Grantor in respect of the Accounts shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent or its designated agent in the same form as so received (with any necessary endorsement) to be held as cash collateral applied as specified in Section 9(d) hereof, and (B) such Grantor will not adjust, settle or compromise the amount or payment of any Account or release wholly or partly any Account Debtor or obligor thereof or allow any credit or discount thereon. In addition, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent may (in its sole and absolute discretion) direct any or all of the banks and financial institutions with which any Grantor either maintains a Deposit Account or a lockbox or deposits the proceeds of any Accounts to send immediately to the Collateral Agent or its designated agent by wire transfer (to such account as the Collateral Agent shall specify, or in such other manner as the Collateral Agent shall direct) all or a portion of such securities, cash, investments and other items held by such institution. Any such securities, cash, investments and other items so received by the Collateral Agent or its designated agent shall (in the sole and absolute discretion of the Collateral Agent) be held as additional Collateral for the Secured Obligations or applied in accordance with Section 9(d) hereof.

(ii)    [Intentionally omitted].
(iii)    [Intentionally omitted].
(iv)    Each Grantor will exercise promptly and diligently each and every right which it may have under each License (other than any right of termination) and will duly perform and observe in all respects all of its obligations under each License and will take all action necessary to maintain the Licenses in full force and effect, unless such Grantor reasonably determines that such License is immaterial to the business of the Grantors taken as a whole.
(g)    Provisions Concerning the Pledged Interests. Each Grantor will:
(i)    at the Grantors' joint and several expense, promptly deliver to the Collateral Agent a copy of each material notice or other material communication received by it in respect of the Pledged Interests;
(ii)    at the Grantors' joint and several expense, defend the Collateral Agent's right, title and security interest in and to the Pledged Interests against the claims of any Person;
(iii)    except to the extent otherwise permitted under the Financing Agreement, not make or consent to any amendment or other modification or waiver with respect to any Pledged Interests or enter into any agreement or permit to exist any restriction with respect to any Pledged Interests other than pursuant to the Loan Documents; and
(iv)    except to the extent otherwise permitted under the Financing Agreement, not permit the issuance of (A) any additional shares of any class of Equity Interests of any Pledged Issuer, (B) any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such shares of Equity Interests or (C) any warrants, options, contracts or other commitments entitling any Person to purchase or otherwise acquire any such shares of Equity Interests.
(h)    Transfers and Other Liens.
(i)    Except to the extent expressly permitted by Section 7.02(c)  or 7.02(h) of the Financing Agreement, no Grantor will liquidate, convey, sell, assign (by operation of law or otherwise), lease or sublease, transfer or otherwise dispose of any of the Collateral.
(ii)    Except to the extent expressly permitted by Section 7.02(a) of the Financing Agreement, no Grantor will create, incur, assume or suffer to exist any Lien upon or with respect to any Collateral.
(iii)    Upon termination of the Commitment and payment and satisfaction of all Loans and all other Obligations in accordance with the terms of the Financing Agreement and the termination of the Financing Agreement and the other Loan Documents pursuant to the terms therein, the Liens hereunder may be terminated in accordance with Section 10.08 and the other provisions of the Financing Agreement.

(iv)    If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Financing Agreement, then the Lien created pursuant to this Agreement in such Collateral shall be automatically released without further action by the parties hereto, and the Collateral Agent, at the written request and sole expense of the applicable Grantor, shall execute and deliver to such Grantor all releases and other documents reasonably necessary or advisable for the release of the Liens created hereby on such Collateral; provided that the Administrative Borrower shall provide to the Collateral Agent evidence of such transaction's compliance with the Financing Agreement and the other Loan Documents as the Collateral Agent shall reasonably request. At the request and sole expense of the Borrower, a Grantor shall be released from its obligations hereunder in the event that all the Equity Interests of such Grantor are sold, transferred or otherwise disposed of in a transaction permitted by the Financing Agreement; provided that the Borrower shall have delivered to the Collateral Agent, at least ten (10) Business Days (or such shorter period reasonably acceptable to the Collateral Agent) prior to the date of the proposed release, a written request for release identifying the relevant Grantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrower stating that such transaction is in compliance with the Financing Agreement and the other Loan Documents.
(i)    Intellectual Property.
(i)    If applicable, each Grantor has duly executed and delivered the applicable Assignment for Security in the form attached hereto as Exhibit B. Each Grantor (either itself or through licensees) will, and will cause each licensee thereof to, take all action necessary to maintain all of its material Intellectual Property in full force and effect, including, without limitation, using the proper statutory notices and markings for each material Intellectual Property (e.g. Pat. Pending, Pat. [patent number], ®, ™, SM, ©, etc.), and using in commerce the material Trademarks in connection with each applicable trademark class of goods in order to so maintain the material Trademarks in full force, free from any claim of abandonment for non-use, and no Grantor will (nor permit any licensee thereof to) do any act or knowingly omit to do any act whereby any such material Intellectual Property may become invalidated.
(ii)    Notwithstanding the foregoing, no Grantor shall have an obligation to use or to maintain any Intellectual Property (A) that relates solely to any product, service, or work, that has been, or is in the process of being, discontinued, abandoned or terminated or is otherwise immaterial to the business of the Grantors taken as a whole, (B) that is being replaced with Intellectual Property substantially similar to the Intellectual Property that may be abandoned or otherwise become invalid, so long as the failure to use or maintain such Intellectual Property does not materially adversely affect the validity of such replacement Intellectual Property and so long as such replacement Intellectual Property is subject to the Lien created by this Agreement or (C) that is substantially the same as any other Intellectual Property that is in full force, so long as the failure to use or maintain such Intellectual Property does not materially adversely affect the validity of such replacement Intellectual Property and so long as such other Intellectual Property is subject to the Lien and security interest created by this Agreement.

(iii)    Each Grantor will cause to be taken all necessary steps in any proceeding before the United States Patent and Trademark Office and the United States Copyright Office or any similar office or agency in any other country or political subdivision thereof to maintain each material registration of the Intellectual Property, including, without limitation, filing of renewals, affidavits of use, and affidavits of incontestability with respect to the registered material Intellectual Property; contesting opposition, interference and cancellation proceedings filed against the material Intellectual Property; and paying maintenance fees, filing fees, taxes or other governmental fees owed in regard to the material Intellectual Property. If any material Intellectual Property is infringed, misappropriated, diluted or otherwise violated in any material respect by a third party, the Grantors shall (x) upon obtaining knowledge of such infringement, misappropriation, dilution or other violation, promptly notify the Collateral Agent and (y) to the extent the Grantors shall deem reasonably appropriate under the circumstances, promptly sue for infringement, misappropriation, dilution or other violation, seek injunctive relief where appropriate and recover any and all damages for such infringement, misappropriation, dilution or other violation, or take such other actions as the Grantors shall deem reasonably appropriate under the circumstances to protect such Intellectual Property, including validity, enforcement rights, and dilution of material Intellectual Property.
(iv)    Each Grantor shall furnish to the Collateral Agent statements and schedules further identifying and describing the Intellectual Property and Licenses and such other reports in connection with the Intellectual Property and Licenses as the Collateral Agent may reasonably request, all in reasonable detail and promptly upon request of the Collateral Agent, following receipt by the Collateral Agent of any such statements, schedules or reports, the Grantors shall modify this Agreement by amending Schedule II hereto to include any Intellectual Property and Licenses, as the case may be, which become part of the Collateral under this Agreement, and shall execute and authenticate such documents and do such acts as shall be necessary or, in the judgment of the Collateral Agent, desirable to subject such Intellectual Property and Licenses to the Lien and security interest created by this Agreement.
(v)    Notwithstanding anything herein to the contrary, upon the occurrence and during the continuance of an Event of Default, no Grantor may abandon or otherwise permit any material Intellectual Property to become invalid without the prior written consent of the Collateral Agent, and if any such material Intellectual Property is infringed, misappropriated, diluted or otherwise violated in any material respect by a third party, the Grantors will take such action as the Collateral Agent shall deem appropriate under the circumstances to protect such material Intellectual Property.
(vi)    In the event that any Grantor shall (A) obtain rights to any new Trademarks necessary for the operation of its business, or any reissue, renewal or extension of any existing Trademark necessary for the operation of its business, (B) obtain rights to or develop any new material patentable inventions, or become entitled to the benefit of any material Patent, or any reissue, division, continuation, renewal, extension or continuation-in-part of any existing material Patent or any improvement thereof (whether pursuant to any license or otherwise), (C) obtain rights to or develop any material new works protectable by Copyright, or become entitled to the benefit of any rights with respect to any material Copyright or any registration or application therefor, or any renewal or extension of any existing material Copyright or any registration or application therefor, or (D) obtain rights to or develop new material Other Intellectual Property, the provisions of Section 2 hereof shall automatically apply thereto and such Grantor shall give to the Collateral Agent prompt notice thereof in accordance with the terms of this Agreement and the Financing Agreement. Except as otherwise provided herein or in the Financing Agreement, each Grantor, either itself or through any agent, employee, licensee or designee, shall give the Collateral Agent written notice of each application submitted by it for the registration of any Trademark or Copyright or the issuance of any Patent with the United States Patent and Trademark Office or the United States Copyright Office, as

applicable, or in any similar office or agency of the United States or any country or any political subdivision thereof.
(vii)    Each Grantor shall execute, authenticate and deliver any and all assignments, agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent's security interest hereunder in such Intellectual Property and the General Intangibles of such Grantor relating thereto or represented thereby, and each Grantor hereby appoints the Collateral Agent its attorney-in-fact to execute and/or authenticate and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed, and such power (being coupled with an interest) shall be irrevocable until the date on which all of the Secured Obligations (other than contingent indemnity and reimbursement obligations for which no claim has been made) have been paid in full in cash after the termination of each Lender's Commitment and each of the Loan Documents.
(j)    Deposit, Commodities and Securities Accounts. On or prior to the date hereof, each Grantor shall cause each bank and other financial institution with an account referred to in Schedule IV hereto (other than (i) Excluded Deposit Accounts and (ii) accounts specifically and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of any Grantor's employees) to be subject to a Cash Management Agreement, or such other control agreement in form and substance reasonably satisfactory to the Collateral Agent, in each case which shall provide, among other things, that (i) all cash, Commodity Contracts, securities, Investment Property and other items of such Grantor deposited with such institution shall be subject to a perfected, first priority security interest in favor of the Collateral Agent (or its designee), subject only to customary rights of set-off or banker's Liens reasonably acceptable to the Collateral Agent, and (ii) during the continuance of an Event of Default, the Collateral Agent may instruct the applicable institution to wire all amounts maintained in such accounts to the Collateral Agent's account. Except in accordance with Section 8.01(d) of the Financing Agreement, or with the prior written consent of the Collateral Agent, no Grantor shall maintain any Deposit Account, Commodity Account or Securities Account except for the accounts set forth in Schedule IV hereto.
(k)    Titled Collateral.
(i)    Each Grantor shall (a) cause all Collateral, now owned or hereafter acquired by any Grantor, which under applicable law are required to be registered, to be properly registered in the name of such Grantor, (b) cause all Titled Collateral, to be properly titled in the name of such Grantor, and, if the individual value of such item of Collateral is in excess of $50,000 and if requested by the Collateral Agent, with the Collateral Agent's Lien noted thereon (other than Titled Collateral that is subject to a purchase money security interest permitted by Section 7.02(a) of the Financing Agreement for so long as such purchase money security interest exists) and (c) if requested by the Collateral Agent, promptly deliver to the Collateral Agent (or its custodian) originals of all such Certificates of Title or certificates of ownership for such Titled Collateral, with the Collateral Agent's Lien noted thereon.

(ii)    Upon the acquisition after the date hereof by any Grantor of any Titled Collateral with an individual value in excess of $50,000 (other than Equipment to be acquired that is subject to a purchase money security interest permitted by Section 7.02(a) of the Financing Agreement), such Grantor shall promptly notify the Collateral Agent of such acquisition, set forth a description of such Titled Collateral acquired and a good faith estimate of the current value of such Titled Collateral, and if so requested by the Collateral Agent, promptly deliver to the Collateral Agent (or its custodian) originals of the Certificates of Title or certificates of ownership for such Titled Collateral, together with the manufacturer's statement of origin, and an application duly executed by the appropriate Grantor to evidence the Collateral Agent's Lien thereon.
(iii)    Each Grantor hereby appoints the Collateral Agent as its attorney-in-fact, effective the date hereof and terminating upon the termination of this Agreement, for the purpose of (A) executing on behalf of such Grantor title or ownership applications for filing with appropriate Governmental Authority to enable Titled Collateral now owned or hereafter acquired by such Grantor to be retitled in the name of the applicable Grantor and the Collateral Agent listed as lienholder thereof, (B) filing such applications with such Governmental Authority, and (C) executing such other documents and instruments on behalf of, and taking such other action in the name of, such Grantor as the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof (including, without limitation, for the purpose of creating in favor of the Collateral Agent a perfected Lien on such Titled Collateral and exercising the rights and remedies of the Collateral Agent hereunder). This appointment as attorney-in-fact is coupled with an interest and is irrevocable until the date on which all of the Secured Obligations (other than contingent indemnity and reimbursement obligations for which no claim has been made) have been paid in full in cash after the termination of each Lender's Commitment and each of the Loan Documents.
(iv)    With respect to motor vehicles, any Certificates of Title or ownership delivered pursuant to the terms hereof shall be accompanied by odometer statements for each motor vehicle covered thereby.
(v)    So long as no Event of Default shall have occurred and be continuing, upon the request of any Grantor, the Collateral Agent shall execute and deliver to such Grantor such instruments as such Grantor shall reasonably request to remove the notation of the Collateral Agent as lienholder on any Certificate of Title or certificate of ownership for any Titled Collateral; provided that any such instruments shall be delivered, and the release shall be effective, only upon receipt by the Collateral Agent of a certificate from such Grantor, stating that the Titled Collateral, the Lien on which is to be released, is to be sold in accordance with the terms of the Financing Agreement or has suffered a casualty loss (with title thereto passing to the casualty insurance company therefor in settlement of the claim for such loss), the amount that such Grantor will receive as sale proceeds or insurance proceeds and whether or not such sale proceeds or insurance proceeds are required by the Financing Agreement to be paid to the Collateral Agent to be applied to the Secured Obligations and, to the extent required by the Financing Agreement, any proceeds of such sale or casualty loss shall be paid to the Collateral Agent hereunder to be applied to the Secured Obligations in accordance with the terms of the Financing Agreement.

(l)    Control. Each Grantor hereby agrees to take any or all action that may be necessary or desirable or that the Collateral Agent may reasonably request in order for the Collateral Agent to obtain control in accordance with Sections 9-104, 9-105, 9-106, and 9-107 of the Code with respect to the following Collateral: (i) Deposit Accounts, (ii) Electronic Chattel Paper, (iii) Investment Property and (iv) Letter-of-Credit Rights. Each Grantor hereby acknowledges and agrees that any agent or designee of the Collateral Agent shall be deemed to be a "secured party" with respect to the Collateral under the control of such agent or designee for all purposes.
(m)    Records; Inspection and Reporting.
(i)    Each Grantor shall keep adequate records concerning the Accounts, Chattel Paper and Pledged Interests and shall permit any Agent, or any agents or representatives thereof or such professionals or other Persons as any Agent may designate, to examine and make copies and/or abstracts thereof in accordance with Section 7.01(f) of the Financing Agreement.
(ii)    Except as otherwise expressly permitted by Section 7.02(m) of the Financing Agreement, no Grantor shall, without the prior written consent of the Collateral Agent, amend, modify or otherwise change (A) its name, organizational identification number or FEIN, (B) its jurisdiction of organization as set forth in Schedule I hereto or (C) its chief executive office as set forth in Schedule I hereto.
(n)    Partnership and Limited Liability Company Interest.
(i)    Except with respect to partnership interests and membership interests evidenced by a certificate, which certificate has been pledged and delivered to the Collateral Agent pursuant to Section 4 hereof, no Grantor that is a partnership or a limited liability company shall, nor shall any Grantor with any Subsidiary that is a partnership or a limited liability company, permit such partnership interests or membership interests to (i) be dealt in or traded on securities exchanges or in securities markets, (ii) without prior written consent from the Collateral Agent at least 30 days (or such shorter period as the Collateral Agent may permit in its sole discretion) prior to such time, become a security for purposes of Article 8 of any relevant Uniform Commercial Code, with such relevant interests being certificated and delivered to the Collateral Agent pursuant to Section 4 hereof pursuant to the terms and timing set forth in such section, (iii) become an investment company security within the meaning of Section 8-103 of any relevant Uniform Commercial Code or (iv) be evidenced by a certificate. Each Grantor agrees that such partnership interests or membership interests shall constitute General Intangibles.
(ii)    Each Grantor covenants and agrees that each limited liability agreement, operating agreement, membership agreement, partnership agreement or similar agreement to which a Grantor is a party and relating to any Pledged Interests (as amended, restated, supplemented or otherwise modified from time to time, a "Pledged Partnership/LLC Agreement") is hereby amended by this Section 6(n) to permit each member, manager and partner that is a Grantor to pledge all of the Pledged Interests in which such Grantor has rights to and grant and collaterally assign to the Collateral Agent, for the benefit of the Secured Parties, a lien and security interest in the Pledged Interests in which such Grantor has rights without any further consent, approval or action by any other party, including, without limitation, any other party to any Pledged Partnership/LLC Agreement or otherwise.

(iii)    Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent or its designee shall have the right (but not the obligation) to be substituted for the applicable Grantor as a member, manager or partner under the applicable Pledged Partnership/LLC Agreement, and the Collateral Agent or its designee shall have all rights, powers and benefits of such Grantor as a member, manager or partner, as applicable, under such Pledged Partnership/LLC Agreement in accordance with the terms of this Section 6(n). For avoidance of doubt, such rights, powers and benefits of a substituted member, manager or partner shall include all voting and other rights and not merely the rights of an economic interest holder. So long as this Agreement remains in effect, no further consent, approval or action by any other party, including, without limitation, any other party to the applicable Pledged Partnership/LLC Agreement or otherwise shall be necessary to permit the Collateral Agent or its designee to be substituted as a member, manager or partner pursuant to this Section 6(n). The rights, powers and benefits granted pursuant to this paragraph shall inure to the benefit of the Collateral Agent, on its own behalf and on behalf of the other Secured Parties, and each of their respective successors, assigns and designated agents, as intended third party beneficiaries.
(iv)    Each Grantor and each applicable issuer of Pledged Interests agrees that so long as this Agreement remains in effect, no Pledged Partnership/LLC Agreement shall be amended to modify the provisions of this Section 6(n) without the prior written consent of the Collateral Agent.
SECTION 7.    Voting Rights, Dividends, Etc. in Respect of the Pledged Interests.
(a)    So long as no Event of Default shall have occurred and be continuing:
(i)    each Grantor may exercise any and all voting and other consensual rights pertaining to any Pledged Interests for any purpose not inconsistent with the terms of this Agreement, the Financing Agreement or the other Loan Documents;
(ii)    each of the Grantors may receive and retain any and all dividends, interest or other distributions paid in respect of the Pledged Interests to the extent permitted by the Financing Agreement; provided, however, that any and all (A) dividends and interest paid or payable other than in cash in respect of, and Instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Interests, (B) dividends and other distributions paid or payable in cash in respect of any Pledged Interests in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Interests, together with any dividend, interest or other distribution or payment which, in each case, at the time of the payment of such item was not permitted by the Financing Agreement, shall be, and shall forthwith be delivered to the Collateral Agent, to hold as, Pledged Interests and shall, if received by any of the Grantors, be received in trust for the benefit of the Collateral Agent, shall be segregated from the other property or funds of the Grantors, and shall be forthwith delivered to the Collateral Agent in the exact form received with any necessary indorsement and/or appropriate stock powers duly executed in blank, to be held by the Collateral Agent as Pledged Interests and as further collateral security for the Secured Obligations; and

(iii)    the Collateral Agent will execute and deliver (or cause to be executed and delivered) to a Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 7(a)(i) hereof and to receive the dividends, interest and/or other distributions which it is authorized to receive and retain pursuant to Section 7(a)(ii) hereof.
(b)    Upon the occurrence and during the continuance of an Event of Default:
(i)    all rights of each Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7(a)(i) hereof, and to receive the dividends, distributions, interest and other payments that it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) hereof, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Interests such dividends, distributions and interest payments;
(ii)    the Collateral Agent is authorized to notify each debtor with respect to the Pledged Debt to make payment directly to the Collateral Agent (or its designee) and may collect any and all moneys due or to become due to any Grantor in respect of the Pledged Debt, and each of the Grantors hereby authorizes each such debtor to make such payment directly to the Collateral Agent (or its designee) without any duty of inquiry;
(iii)    without limiting the generality of the foregoing, the Collateral Agent may at its option exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Interests as if it were the absolute owner thereof, including, without limitation, the right to exchange, in its discretion, any and all of the Pledged Interests upon the merger, consolidation, reorganization, recapitalization or other adjustment of any Pledged Issuer, or upon the exercise by any Pledged Issuer of any right, privilege or option pertaining to any Pledged Interests, and, in connection therewith, to deposit and deliver any and all of the Pledged Interests with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine; and
(iv)    all dividends, distributions, interest and other payments that are received by any of the Grantors contrary to the provisions of Section 7(b)(i) hereof shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of the Grantors, and shall be forthwith paid over to the Collateral Agent as Pledged Interests in the exact form received with any necessary indorsement and/or appropriate stock powers duly executed in blank, to be held by the Collateral Agent as Pledged Interests and as further collateral security for the Secured Obligations.

SECTION 8.    Additional Provisions Concerning the Collateral.
(a)    To the maximum extent permitted by applicable law, and for the purpose of taking any action that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, each Grantor hereby (i) during the existence of an Event of Default, authorizes the Collateral Agent to execute any such agreements, instruments or other documents in such Grantor's name and to file such agreements, instruments or other documents in such Grantor's name and in any appropriate filing office, (ii) authorizes the Collateral Agent at any time and from time to time to file, one or more financing or continuation statements and amendments thereto, relating to the Collateral (including, without limitation, any such financing statements that (A) describe the Collateral as "all assets" or "all personal property" (or words of similar effect) or that describe or identify the Collateral by type or in any other manner as the Collateral Agent may determine, regardless of whether any particular asset of such Grantor falls within the scope of Article 9 of the Uniform Commercial Code or whether any particular asset of such Grantor constitutes part of the Collateral, and (B) contain any other information required by Part 5 of Article 9 of the Code for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including, without limitation, whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor) and (iii) ratifies such authorization to the extent that the Collateral Agent has filed any such financing statements, continuation statements, or amendments thereto, prior to the date hereof. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.
(b)    During the existence of an Event of Default, each Grantor hereby irrevocably appoints the Collateral Agent as its attorney-in-fact and proxy, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Collateral Agent's discretion, to take any action and to execute any instrument that the Collateral Agent may deem necessary or customary to accomplish the purposes of this Agreement (subject to the rights of a Grantor under Section 6 hereof and Section 7(a) hereof), including, without limitation, (i) to obtain and adjust insurance required to be paid to the Collateral Agent pursuant to the Financing Agreement, (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral, (iii) to receive, endorse, and collect any drafts or other Instruments, Documents and Chattel Paper in connection with clause (i) or (ii) above, (iv) to receive, indorse and collect all Instruments made payable to such Grantor representing any dividend, interest payment or other distribution in respect of any Pledged Interests and to give full discharge for the same, (v) to file any claims or take any action or institute any proceedings which the Collateral Agent may deem necessary or customary for the collection of any Collateral or otherwise to enforce the rights of the Collateral Agent and the Lenders with respect to any Collateral, (vi) to execute assignments, licenses and other documents to enforce the rights of the Collateral Agent and the Lenders with respect to any Collateral, (vii) to pay or discharge taxes or Liens levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent in its sole discretion, and such payments made by the Collateral Agent to become Obligations of such Grantor to the Collateral Agent, due and payable immediately without demand, and (viii) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, assignments, verifications and notices in connection with Accounts, Chattel Paper and other documents relating to the Collateral. This power is coupled with an interest and is irrevocable until the date on which all of the Secured Obligations have been indefeasibly paid in full in cash after the termination of each Lender's Commitment and each of the Loan Documents.

(c)    For the purpose of enabling the Collateral Agent to exercise rights and remedies hereunder during the existence of an Event of Default, at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies as a result of an Event of Default, and for no other purpose, each Grantor hereby (i) grants to the Collateral Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to any Grantor) to use, assign, license or sublicense any Intellectual Property now or hereafter owned by any Grantor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof; and (ii) assigns to the Collateral Agent, to the extent assignable, all of its rights to any Intellectual Property now or hereafter licensed or used by any Grantor. Notwithstanding anything contained herein to the contrary, but subject to the provisions of the Financing Agreement that limit the right of a Grantor to dispose of its property and Section 6(i) hereof, so long as no Event of Default shall have occurred and be continuing, each Grantor may exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of its business. In furtherance of the foregoing, unless an Event of Default shall have occurred and be continuing, the Collateral Agent shall from time to time, upon the request of a Grantor, execute and deliver any instruments, certificates or other documents, in the form so requested, which such Grantor shall have certified are appropriate (in such Grantor's judgment) to allow it to take any action permitted above (including relinquishment of the license provided pursuant to this clause (c) as to any Intellectual Property). Further, upon the date on which all of the Secured Obligations (other than contingent indemnity and reimbursement obligations for which no claim has been made) have been paid in full in cash after the termination of each Lender's Commitment and each of the Loan Documents, the Collateral Agent (subject to Section 13(e) hereof) shall release and reassign to the Grantors all of the Collateral Agent's right, title and interest in and to the Intellectual Property, and the Licenses, all without recourse, representation or warranty whatsoever and at the Grantors' sole expense. The exercise of rights and remedies hereunder by the Collateral Agent shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by any Grantor in accordance with the second sentence of this clause (c). Each Grantor hereby releases the Collateral Agent from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Collateral Agent under the powers of attorney granted herein other than actions taken or omitted to be taken through the Collateral Agent's gross negligence or willful misconduct, as determined by a final determination of a court of competent jurisdiction.
(d)    If any Grantor fails to perform any agreement or obligation contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement or obligation, in the name of such Grantor or the Collateral Agent, and the expenses of the Collateral Agent incurred in connection therewith shall be jointly and severally payable by the Grantors pursuant to Section 10 hereof and shall be secured by the Collateral.

(e)    The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Other than the exercise of reasonable care to assure the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral and shall be relieved of all responsibility for any Collateral in its possession upon surrendering it or tendering surrender of it to any of the Grantors (or whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct). The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, it being understood that the Collateral Agent shall not have responsibility for ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters. The Collateral Agent shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Collateral Agent in good faith.
(f)    Anything herein to the contrary notwithstanding (i) each Grantor shall remain liable under the Licenses and otherwise in respect of the Collateral to the extent set forth therein to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its obligations under the Licenses or otherwise in respect of the Collateral, and (iii) the Collateral Agent shall not have any obligation or liability by reason of this Agreement under the Licenses or otherwise in respect of the Collateral, nor shall the Collateral Agent be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.
(g)    The Collateral Agent may at any time during the existence of an Event of Default in its discretion (i) without notice to any Grantor, transfer or register in the name of the Collateral Agent or any of its nominees any or all of the Pledged Interests, subject only to the revocable rights of such Grantor under Section 7(a) hereof, and (ii) exchange certificates or Instruments constituting Pledged Interests for certificates or Instruments of smaller or larger denominations.
SECTION 9.    Remedies Upon Default. If any Event of Default shall have occurred and be continuing:
(a)    The Collateral Agent may exercise in respect of the Collateral, in addition to any other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party upon default under the Code (whether or not the Code applies to the affected Collateral), and also may, subject to compliance with the Code and any other Requirements of Law, (i) take absolute control of the Collateral, including, without limitation, transfer into the Collateral Agent's name or into the name of its nominee or nominees (to the extent the Collateral Agent has not theretofore done so) and thereafter receive, for the benefit of the Collateral Agent and the Lenders, all payments made thereon, give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though it were the outright owner thereof, (ii)  require each Grantor to, and each Grantor hereby agrees that it will (or designate an agent to do the same) at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place or places to be designated by the Collateral Agent that is reasonably convenient to both parties, and the Collateral Agent may enter into and occupy any premises owned or leased by any Grantor where the

Collateral or any part thereof is located or assembled for a reasonable period in order to effectuate the Collateral Agent's rights and remedies hereunder or under law, and (iii) without notice except as specified below and without any obligation to prepare or process the Collateral for sale, (A) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices, at any exchange or broker's board or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable and/or (B) lease, license or otherwise dispose of the Collateral or any part thereof upon such terms as the Collateral Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale or any other disposition of the Collateral shall be required by law, at least ten (10) days' prior notice to the applicable Grantor of the time and place of any public sale or the time after which any private sale or other disposition of the Collateral is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale or other disposition of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives any claims against the Collateral Agent and the Lenders arising by reason of the fact that the price at which the Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Collateral Agent accepts the first offer received and does not offer the Collateral to more than one offeree, and waives all rights that such Grantor may have to require that all or any part of the Collateral be marshaled upon any sale (public or private) thereof. Each Grantor hereby acknowledges that (i) any such sale of the Collateral by the Collateral Agent shall be made without warranty, (ii) the Collateral Agent may specifically disclaim any warranties of title, possession, quiet enjoyment or the like, (iii) the Collateral Agent may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness), if permitted by law, for the purchase, lease, license or other disposition of the Collateral or any portion thereof for the account of the Collateral Agent (on behalf of itself and the Lenders) and (iv) such actions set forth in clauses (i), (ii) and (iii) above shall not adversely affect the commercial reasonableness of any such sale of the Collateral. In addition to the foregoing, (i) upon written notice to any Grantor from the Collateral Agent, each Grantor shall cease any use of the Intellectual Property for any purpose described in such notice; (ii) the Collateral Agent may, at any time and from time to time, upon ten (10) days' prior notice to any Grantor, license, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any of the Intellectual Property, throughout the universe for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine; and (iii) the Collateral Agent may, at any time, pursuant to the authority granted in Section 8 hereof (such authority being effective upon the occurrence and during the continuance of an Event of Default), execute and deliver on behalf of a Grantor, one or more instruments of assignment of the Intellectual Property (or any application or registration thereof), in form suitable for filing, recording or registration in any country.

(b)    [Intentionally Omitted].
(c)    Each Grantor recognizes that the Collateral Agent may deem it impracticable to effect a public sale of all or any part of the Pledged Shares or any other securities constituting Pledged Interests and that the Collateral Agent may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act. Each Grantor further acknowledges and agrees that any offer to sell such securities which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such an offer may be so advertised without prior registration under the Securities Act) or (ii) made privately in the manner described above to not less than fifteen bona fide offerees shall be deemed to involve a "public disposition" for the purposes of Section 9‑610(c) of the Code (or any successor or similar, applicable statutory provision) as then in effect in the State of New York, notwithstanding that such sale may not constitute a "public offering" under the Securities Act, and that the Collateral Agent may, in such event, bid for the purchase of such securities.
(d)    Any cash held by the Collateral Agent (or its agent or designee) as Collateral and all Cash Proceeds received by the Collateral Agent (or its agent or designee) in respect of any sale of or collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent (or its agent or designee) as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 10 hereof) in whole or in part by the Collateral Agent against, all or any part of the Secured Obligations in such order as the Collateral Agent shall elect, consistent with the provisions of the Financing Agreement. Any surplus of such cash or Cash Proceeds held by the Collateral Agent (or its agent or designee) and remaining after the date on which all of the Secured Obligations (other than contingent indemnity and reimbursement obligations for which no claim has been made) have been paid in full in cash after the termination of each Lender's Commitment and each of the Loan Documents, shall be paid over to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

(e)    In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Collateral Agent and the Lenders are legally entitled, the Grantors shall be jointly and severally liable for the deficiency, together with interest thereon at the highest rate specified in any applicable Loan Document for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs, expenses and other client charges of any attorneys employed by the Collateral Agent to collect such deficiency.
(f)    Each Grantor hereby acknowledges that if the Collateral Agent complies with any applicable requirements of law in connection with a disposition of the Collateral, such compliance will not adversely affect the commercial reasonableness of any sale or other disposition of the Collateral.
(g)    The Collateral Agent shall not be required to marshal any present or future collateral security (including, but not limited to, this Agreement and the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the Collateral Agent's rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that any Grantor lawfully may, such Grantor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Collateral Agent's rights under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.
SECTION 10.    Indemnity and Expenses.
(a)    Each Grantor jointly and severally agrees to defend, protect, indemnify and hold harmless each Agent and each other Indemnitee from and against any and all claims, losses, damages, liabilities, obligations, penalties, fees, reasonable costs and expenses (including, without limitation, reasonable attorneys' fees, costs, expenses and disbursements) incurred by such Agent or such Indemnitee to the extent that they arise out of or otherwise result from or relate to or are in connection with this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting solely and directly from such Agent's or such Indemnitee's gross negligence or willful misconduct, as determined by a final judgment of a court of competent jurisdiction.
(b)    Each Grantor jointly and severally agrees to pay to the Agents upon demand the amount of any and all reasonable costs and expenses, including the reasonable fees, costs, expenses and disbursements of counsel for the Agents and of any experts and agents (including, without limitation, any collateral trustee which may act as agent of the Agents), which the Agents may incur in connection with (i) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights of the Agents hereunder, or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

SECTION 11.    Notices, Etc. All notices and other communications provided for hereunder shall be given in accordance with the notice provision of the Financing Agreement.
SECTION 12.    Security Interest Absolute; Joint and Several Obligations.
(a)    All rights of the Secured Parties, all Liens and all obligations of each of the Grantors hereunder shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Financing Agreement or any other Loan Document, (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Secured Obligations, or any other amendment or waiver of or consent to any departure from the Financing Agreement or any other Loan Document, (iii) any exchange or non-perfection of any Lien on any Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations, or (iv) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any of the Grantors in respect of the Secured Obligations. All authorizations and agencies contained herein with respect to any of the Collateral are irrevocable and powers coupled with an interest.
(b)    Each Grantor hereby waives (i) promptness and diligence, (ii) notice of acceptance and notice of the incurrence of any Obligation by any Borrower, (iii) notice of any actions taken by any Agent, any Lender, any Guarantor or any other Person under any Loan Document or any other agreement, document or instrument relating thereto, (iv) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the Obligations, the omission of or delay in which, but for the provisions of this subsection (b), might constitute grounds for relieving such Grantor of any such Grantor's obligations hereunder and (v) any requirement that any Agent or any Lender protect, secure, perfect or insure any security interest or other lien on any property subject thereto or exhaust any right or take any action against any Grantor or any other Person or any collateral.
(c)    All of the obligations of the Grantors hereunder are joint and several. The Collateral Agent may, in its sole and absolute discretion, enforce the provisions hereof against any of the Grantors and shall not be required to proceed against all Grantors jointly or seek payment from the Grantors ratably. In addition, the Collateral Agent may, in its sole and absolute discretion, select the Collateral of any one or more of the Grantors for sale or application to the Secured Obligations, without regard to the ownership of such Collateral, and shall not be required to make such selection ratably from the Collateral owned by all of the Grantors. The release or discharge of any Grantor by the Collateral Agent shall not release or discharge any other Grantor from the obligations of such Person hereunder.
SECTION 13.    Miscellaneous.
(a)    No amendment of any provision of this Agreement (including any Schedule attached hereto) shall be effective unless it is in writing and signed by each Grantor affected thereby and the Collateral Agent, and no waiver of any provision of this Agreement, and no consent to any departure by any Grantor therefrom, shall be effective unless it is in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(b)    No failure on the part of the Secured Parties to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Secured Parties provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Secured Parties under any Loan Document against any party thereto are not conditional or contingent on any attempt by such Person to exercise any of its rights under any other Loan Document against such party or against any other Person, including but not limited to, any Grantor.
(c)    This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to paragraph (e) below, until the date on which all of the Secured Obligations (other than contingent indemnity and reimbursement obligations for which no claim has been made) have been paid in full in cash after the termination of each Lender's Commitment and each of the Loan Documents and (ii) be binding on each Grantor all other Persons who become bound as debtor to this Agreement in accordance with Section 9-203(d) of the Code, and shall inure, together with all rights and remedies of the Secured Parties hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, the Secured Parties may assign or otherwise transfer their respective rights and obligations under this Agreement and any other Loan Document to any other Person pursuant to the terms of the Financing Agreement, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Secured Parties herein or otherwise. Upon any such assignment or transfer, all references in this Agreement to any Secured Party shall mean the assignee of any such Secured Party. None of the rights or obligations of any Grantor hereunder may be assigned or otherwise transferred without the prior written consent of the Collateral Agent, and any such assignment or transfer shall be null and void.
(d)    Upon the date on which all of the Secured Obligations (other than contingent indemnity and reimbursement obligations for which no claim has been made) have been paid in full in cash after the termination of each Lender's Commitment and each of the Loan Documents, (i) subject to paragraph (e) below, this Agreement and the security interests and licenses created hereby shall terminate and all rights to the Collateral shall revert to the Grantors and (ii) the Collateral Agent will, upon the Grantors' request and at the Grantors' expense, without any representation, warranty or recourse whatsoever, (A) return to the Grantors (or whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct) such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination.
(e)    This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment or performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

(f)    Upon the execution and delivery, or authentication, by any Person of a security agreement supplement in substantially the form of Exhibit C hereto (each a "Security Agreement Supplement"), (i) such Person shall be referred to as an "Additional Grantor" and shall be and become a Grantor, and each reference in this Agreement to "Grantor" shall also mean and be a reference to such Additional Grantor, and each reference in this Agreement and the other Loan Documents to "Collateral" shall also mean and be a reference to the Collateral of such Additional Grantor, and (ii) the supplemental Schedules I-VIII attached to each Security Agreement Supplement shall be incorporated into and become a part of and supplement Schedules I-VIII, respectively, hereto, and the Collateral Agent may attach such Schedules as supplements to such Schedules, and each reference to such Schedules shall mean and be a reference to such Schedules, as supplemented pursuant hereto.
(g)    THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY AND PERFECTION OR THE PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST CREATED HEREBY, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.
(h)    In addition to and without limitation of any of the foregoing, this Agreement shall be deemed to be a Loan Document and shall otherwise be subject to all of terms and conditions contained in Sections 12.10 and 12.11 of the Financing Agreement, mutatis mutandi.
(i)    Each Grantor irrevocably and unconditionally waives any right it may have to claim or recover in any legal action, suit or proceeding with respect to this Agreement any special, exemplary, punitive or consequential damages.
(j)    Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(k)    Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.
(l)    This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original, but all of such counterparts taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart.
[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

GRANTORS:
ANGIE’S LIST, INC.

By:/s/ Thomas R. Fox
Name: Thomas R. Fox
Title: Chief Financial Officer
AL BV INVESTMENT, INC.

By:/s/ William S. Oesterle
Name: William S. Oesterle
Title: President, Secretary and Treasurer

AL CAMPUS KIDS, LLC By:/s William S. Oesterle Name: William S. Oesterle Title: President, Secretary and Treasurer

COLLATERAL AGENT:
TCW ASSET MANAGEMENT COMPANY By:/s/ Matthew J. Whitcomb Name: Matthew J. Whitcomb Title: Managing Director

Signature Page to Pledge and Security Agreement

SCHEDULE I

LEGAL NAMES; JURISDICTIONS OF ORGANIZATION; TYPE OF ORGANIZATION; ORGANIZATIONAL IDENTIFICATION NUMBERS; CHIEF EXECUTIVE OFFICE

(i) Angie's List, Inc. (ii) Delaware (iii) corporation (iv) [*]

Alabama	[*]
Arizona	[*]
Arkansas	[*]
California	[*]
Colorado	[*]
Connecticut	[*]
Delaware	[*]
District Of Columbia	[*]
Florida	[*]
Georgia	[*]
Idaho	[*]
Illinois	[*]
Indiana	[*]
Iowa	[*]
Kansas	[*]
Kentucky	[*]
Louisiana	[*]
Maine	[*]
Maryland	[*]
Massachusetts	[*]
Michigan	[*]
Minnesota	[*]
Mississippi	[*]

Missouri	[*]
Nebraska	[*]
Nevada	[*]
New Hampshire	[*]
New Jersey	[*]
New Mexico	[*]
New York	[*]
North Carolina	[*]
North Dakota	[*]
Ohio	[*]
Oklahoma	[*]
Oregon	[*]
Pennsylvania	[*]
Rhode Island	[*]
South Carolina	[*]
South Dakota	[*]
Tennessee	[*]
Texas	[*]
Utah	[*]
Virginia	[*]
Washington	[*]
West Virginia	[*]
Wisconsin	[*]

(v) 1030 E. Washington Street, Indianapolis, Indiana 46202

SCHEDULE II

INTELLECTUAL PROPERTY AND LICENSES; TRADE NAMES

A. COPYRIGHTS
1. Registered Copyrights i. None
2. Copyright Applications ii. None
3. Copyright Licenses iii. None

B. PATENTS
1. Registered Patents i. None
2. Patent Applications ii. None
3. Patent Licenses iii. None

C.    TRADEMARKS

1.	Registered Trademarks

i.	THE ANGIE'S LIST BIG DEAL (U.S. Reg. No. 3911120)

a.	Class 35 - Promoting the services of others by providing coupons, rebates and vouchers to consumers

ii.	ANGIE'S LIST (and Design) (U.S. Reg. No. 3224639)

a.	Class 35 - providing a website featuring products and services ratings of others in the field of home contract services recommended by consumers

iii.	ANGIE'S LIST (and Design) (U.S. Reg. No. 3571083)

a.
Class 35 - Providing consumer information in the field of home contractor products and services featuring consumer rating information, consumer referral information, consumer recommendations, and price discount information

iv.	ANGIE’S LIST (U.S. Reg. No. 3224630)

a.	Class 35 - providing a website featuring services ratings of others in the field of home contract services recommended by consumers

v.	ANGIE’S LIST (U.S. Reg. No. 3566414)

a.
Class 35 - Providing consumer information in the field of home contractor products and services featuring consumer rating information, consumer referral information, consumer recommendations, and price discount information

vi.	ANGIE’S LIST (U.S. Reg. No. 2775167)

a.	Class 35 - Providing ratings via a global computer network for home products and services recommended by consumers

vii.	ANGIE’S LIST (U.S. Reg. No. 2083451)

a.	Class 35 - telephone referral service featuring information on home services and products recommended by consumers

viii.	ANGIE’S LIST (C.A. Reg. No. TMA816325)

a.
Providing consumer information services regarding home contractors, product and service providers, car specialists and health care providers, namely, providing consumer rating information, consumer referral information, consumer recommendations, coupons and price discount information.

ix.	ANGIE’S LIST SUPER SERVICE AWARD (U.S. Reg. No. 2769122)

a.	Class 41 - Providing recognition and incentives by way of awards to promote excellence in the field of consumer-oriented products and services

x.	ANGIE’S LIST SUPER SERVICE AWARD (and Design) (U.S. Reg. No. 2790803)

a.	Class 41 - Providing recognition and incentives by way of awards to promote excellence in the field of consumer-oriented products and services

xi.	A (and Design) (U.S. Reg. No. 2766650)

a.	Class 35 - Rating services featuring information on home services and products recommended by consumers

xii.	ANGIE (and Design) (U.S. Reg. No. 4198442)

a.
Class 35 - Providing consumer information services regarding home contractors, product and service providers, car specialists and health care providers, namely, providing consumer rating information, consumer referral information, consumer recommendations, coupons and price discount information

xiii.	Speech Bubble Design Only (U.S. Reg. No. 3255446)

a.
Class 35 - Providing consumer information services in the field of home contractor products and services featuring consumer rating information, consumer referral information, consumer recommendations, and price discount information

xiv.	SUBMIT (and Design) (U.S. Reg. No. 3236210)

a.	Class 35 - providing a website featuring products and services ratings of others in the field of home contract services recommended by consumers

xv.	SUBMIT (and Design) (U.S. Reg. No. 3306170)

a.
Class 35 - Providing consumer information in the field of home contractor products and services featuring consumer rating information, consumer referral information, consumer recommendations, and price discount information

xvi.	SUBMIT (U.S. Reg. No. 3157864)

a.	Class 35 - providing a website featuring products and services ratings of others in the field of home contract services recommended by consumers

xvii.	SUBMIT (U.S. Reg. No. 3306169)

a.
Class 35 - Providing consumer information in the field of home contractor products and services featuring consumer rating information, consumer referral information, consumer recommendations, and price discount information

xviii.	REVIEWS YOU CAN TRUST (U.S. Reg. No. 4012386)

a.
Class 35 - Providing consumer information services regarding home contractors, product and service providers, car specialists and health care providers, namely, providing consumer rating information, consumer referral information, consumer recommendations, coupons and price discount information

xix.	REVIEWS YOU CAN TRUST (C.A. Reg. No. TMA851504)

a.
Providing consumer information services regarding home contractors, product and service providers, car specialists and health care providers, namely, providing consumer rating information, consumer referral information, consumer recommendations, coupons and price discount information.

xx.	PENALTY BOX (U.S. Reg. No. 3224657)

a.
Class 35 - Providing consumer information services in the field of home contractor products and services featuring consumer rating information, consumer referral information, consumer recommendations, and price discount information

xxi.	BORROW SOME EXPERIENCE (U.S. Reg. No. 3224644)

a.
Class 35 - Providing consumer information services in the field of home contractor products and services featuring consumer rating information, consumer referral information, consumer recommendations, and price discount information

xxii.	EDUCATE YOUR GUESS (U.S. Reg. No. 3224643)

a.
Class 35 - Providing consumer information services in the field of home contractor products and services, featuring consumer rating information, consumer referral information, consumer recommendations, and price discount information

xxiii.	“RATINGS, REVIEWS AND (SOMETIMES) REVENGE” (U.S. Reg. No. 3224642)

a.
Class 35- Providing consumer information services in the field of home contractor products and services, featuring consumer rating information, consumer referral information, consumer recommendations, and price discount information

xxiv.	UNIFIED NEIGHBORS (U.S. Reg. No. 2868487)

a.	Class 16 - Newsletters featuring articles about home maintenance and home improvement, articles about consumer ratings of goods and services. Note: Grantors intend to allow this registration to lapse.

xxv.	HOMEOWNERS GRAPEVINE (U.S. Reg. No. 2579832)

a.	Class 35 - Referral service featuring information on home services and products recommended by consumers
2.    Trademark Applications

i.	SERVICETOWN (U.S. Ser. No. 86376930)

a.
Class 9 - computer software and mobile application software for use in disseminating advertising for others; computer software and mobile application software for use in providing retail and ordering services for a wide variety of consumer goods and services; computer software and mobile application software for use in sharing information about products, services, and deals; computer software and mobile application software for creating, posting, sharing, storing, and accessing user-posted ratings, reviews and recommendations on products and services, buyers' and sellers' performance, delivery, and overall experience in connection therewith for commercial purposes; computer software and mobile application software for the collection, editing, organizing, modifying, bookmarking, transmission, storage and sharing of data and information; computer software and mobile application software for scheduling appointments; computer software and mobile application software to allow users to perform electronic business transactions via a global computer network; computer software and mobile application software enabling customers to conveniently view and purchase goods and services of others

ii.	PAGE OF HAPPINESS (U.S. Ser. No. 86062988)

a.
Class 35 - Providing consumer information services in the field of home contractor products and services featuring consumer rating information, consumer referral information, consumer recommendations, and price discount information; Providing a website featuring ratings and referrals of others posted by consumers in the field of home service providers and home product manufacturers recommended by the consumers; Providing incentive award programs to promote the sale of products and services of others

b.	Class 41 - Providing on-line non-downloadable electronic publications in the nature of newsletters featuring articles about consumer ratings of goods and services

iii.	PAGES OF HAPPINESS (U.S. Ser. No. 86328075)

a.	Class 16 - Printed newsletters featuring articles about consumer ratings of goods and services

b.	Class 19 - Downloadable electronic publications in the nature of newsletters featuring articles about consumer ratings of goods and services

iv.	ANGIECASH (U.S. Ser. No. 85943674)

a.
Class 35 - Providing a website featuring the ratings, reviews and recommendations on services for commercial purposes posted by users and featuring a bonus incentive program for users; promoting the services of others by providing coupons, rebates, vouchers, and price discount information to consumers; incentive award programs to promote the sale of products and services of others

3.    Trademark Licenses
i.None

D.    OTHER INTELLECTUAL PROPERTY

1.	None

E.    TRADENAMES

1.	ANGIE'S LIST

F.    NAME OF, AND EACH TRADENAME USED BY, EACH PERSON FROM WHICH A GRANTOR HAS ACQUIRED ANY SUBSTANTIAL PART OF THE COLLATERAL WITHIN THE PRECEDING FIVE YEARS

1.	SmartHabitat, Inc.: On August 2, 2013, Angie's List acquired substantially all of the assets of SmartHabitat, Inc.

2.
On April 29, 2010, Angie's List, Inc. entered into an exchange agreement with BV Capital, II, L.P., BV Capital II-A, L.P. and BV Capital GmBh & Co. BETEILIGUNGS KG NO. 1, whereby Angie's List, Inc. issued 513,832 shares of its common stock and 204,136 shares of its Series A Preferred Stock in exchange for 8,319.45 shares of common stock, which represents all of the issued and outstanding shares of common stock of AL BV Investment, Inc., a Delaware corporation.  As a result, AL BV Investment, Inc. became a wholly-owned subsidiary of Angie's List, Inc.

SCHEDULE III

COLLATERAL LOCATIONS OF GRANTORS
Angie's List, Inc.

[*]
[*]    1030 E. Washington Street, Indianapolis, IN 46202
[*]

b.	Leased Property
[*]
AL BV Investment, Inc.

None.

AL Campus Kids, LLC

None.

SCHEDULE IV

DEPOSIT ACCOUNTS, SECURITIES ACCOUNTS AND COMMODITIES ACCOUNTS

Name of Grantor	Name and Address of Institution Maintaining Account	Account Number	Type of Account
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]

SCHEDULE V

UCC-1 FINANCING STATEMENTS
UCC Financing Statements have been filed in the jurisdictions below against the Grantors:

Financing Statement	Jurisdiction	Debtor	Secured Party	Filing Date	Lapse Date
20113345660	Delaware	Angie's List, Inc.	Orix Venture Finance, LLC	8/29/2011	8/29/2016
20140510206	Delaware	Angie's List, Inc.	Cisco Systems Capital Corporation	2/7/2014	2/7/2019
201100004731867	Indiana	Brownstone Publishing, LLC	Konica Minolta Business Solutions USA Inc.	5/31/2011	5/31/2016
201100009458363	Indiana	Brownstone Publishing, LLC	Dell Financial Services, L.P.*	11/1/2011	11/1/2016
201100007506264	Indiana	AL Campus Kids, LLC	Orix Venture Finance, LLC	8/30/2011	8/30/2016

__________________________
* The Company has paid in full. We are pursuing a termination statement filing.

SCHEDULE VI

COMMERCIAL TORT CLAIMS
None.

SCHEDULE VII

PLEDGED DEBT
None.

SCHEDULE VIII

PLEDGED SHARES

Grantor	Name of Pledged Issuer	Number of Shares	Percentage of Outstanding Shares	Class	Certificate Number
Angie's List, Inc.	AL BV Investment, Inc.	8,319.45	100%	Common	C-16

Grantor	Name of Pledged Issuer	Pledged Units	Percentage of Outstanding LLC Interests	Certificate Number
Angie's List	AL Campus Kids, LLC	100%	100%	uncertificated

EXHIBIT A

PLEDGE AMENDMENT
This Pledge Amendment, dated _________ __, 201_, is delivered pursuant to Section 4 of the Pledge and Security Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge and Security Agreement, dated as of September 26, 2014, as it may heretofore have been or hereafter may be amended, restated, supplemented, modified or otherwise changed from time to time (the "Security Agreement") and that the Promissory Notes or shares listed on this Pledge Amendment shall be hereby pledged and assigned to the Collateral Agent and become part of the Pledged Interests referred to in the Security Agreement and shall secure all of the Secured Obligations referred to in the Security Agreement.

Pledged Debt
Grantor	Name of Maker	Description	Principal AmountOutstanding as of

Pledged Shares
Grantor	Name ofPledged Issuer	Number of Shares	Percentage of Outstanding Shares	Class	Certificate Number

[GRANTOR] By:___________________________________ Name:_________________________________ Title:__________________________________
TCW ASSET MANAGEMENT COMPANY, as the Collateral Agent By:___________________________________ Name:_________________________________ Title:__________________________________

Signature Page to Pledge and Security Agreement (Exhibit A)

EXHIBIT B

ASSIGNMENT FOR SECURITY - - [TRADEMARKS] [PATENTS] [COPYRIGHTS]
WHEREAS, ________________ (the "Assignor") [has adopted, used and is using, and holds all right, title and interest in and to, the trademarks and service marks listed on the attached Schedule A, which trademarks and service marks are registered or applied for in the United States Patent and Trademark Office (the "Trademarks")] [holds all right, title and interest in the letter patents, design patents and utility patents listed on the attached Schedule A, which patents are issued or applied for in the United States Patent and Trademark Office (the "Patents")] [holds all right, title and interest in the copyrights listed on the attached Schedule A, which copyrights are registered in the United States Copyright Office (the "Copyrights")];
WHEREAS, the Assignor has entered into a Pledge and Security Agreement, dated as of September 26, 2014 (as amended, restated, amended and restated, supplemented, modified or otherwise changed from time to time, the "Security Agreement"), in favor of TCW Asset Management Company, as the Collateral Agent for itself and certain lenders (in such capacity, together with its successors and assigns, if any, the "Assignee"); and
WHEREAS, pursuant to the Security Agreement, the Assignor has assigned to the Assignee and granted to the Assignee for the benefit of the Secured Parties (as defined in the Security Agreement) a continuing security interest in all right, title and interest of the Assignor in, to and under the [Trademarks, together with, among other things, the good-will of the business symbolized by the Trademarks] [Patents] [Copyrights] and the applications and registrations thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof and any and all damages arising from past, present and future violations thereof (the "Collateral"), to secure the payment, performance and observance of the Secured Obligations (as defined in the Security Agreement);
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor does hereby pledge, convey, sell, assign, transfer and set over unto the Assignee and grants to the Assignee for the benefit of the Assignee and the Lenders a continuing security interest in the Collateral to secure the prompt payment, performance and observance of the Secured Obligations.
The Assignor does hereby further acknowledge and affirm that the rights and remedies of the Assignee with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

IN WITNESS WHEREOF, the Assignor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of _____________ __, 20__.

[GRANTOR] By:__________________________________________ Name:________________________________________ Title:_________________________________________

STATE OF ____________
ss.:
COUNTY OF __________
On this ____ day of _______________, 20__, before me personally came ________________, to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that s/he is the ________________ of _______________________________________, a ____________________, and that s/he executed the foregoing instrument in the firm name of _______________________________________, and that s/he had authority to sign the same, and s/he acknowledged to me that he executed the same as the act and deed of said firm for the uses and purposes therein mentioned.

SCHEDULE A TO ASSIGNMENT FOR SECURITY
[Trademarks and Trademark Applications]
[Patent and Patent Applications]
[Copyright and Copyright Applications]
Owned by ______________________________

EXHIBIT C

FORM OF SECURITY AGREEMENT SUPPLEMENT
[Date of Security Agreement Supplement]
[____________], as Collateral Agent
________________
________________
Ladies and Gentlemen:
Reference hereby is made to (i) the Financing Agreement, dated as of September 26, 2014 (such agreement, as amended, restated, supplemented, modified or otherwise changed from time to time, including any replacement agreement therefor, being hereinafter referred to as the "Financing Agreement"), by and among Angie’s List, Inc., a Delaware corporation (the "Company"), [insert additional Borrowers, if any] ("[______]"; and together with the Company and each other Subsidiary of the Company that executes a joinder agreement and becomes a "Borrower" thereunder, each a "Borrower" and, collectively, and jointly and severally, the "Borrowers"), each domestic subsidiary of the Company listed as a "Guarantor" on the signature pages thereto (together with each other Person that executes a joinder agreement and becomes a "Guarantor" thereunder or otherwise guaranties all or any part of the Obligations, each a "Guarantor" and, collectively, the "Guarantors"), the lenders from time to time party thereto (each a "Lender" and, collectively, the "Lenders"), TCW Asset Management Company ("TCW"), as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Collateral Agent"), and TCW, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Administrative Agent" and together with the Collateral Agent, each an "Agent" and collectively, the "Agents"), and (ii) the Pledge and Security Agreement, dated as of September 26, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement"), made by the Grantors from time to time party thereto in favor of the Collateral Agent. Capitalized terms defined in the Financing Agreement or the Security Agreement and not otherwise defined herein are used herein as defined in the Financing Agreement or the Security Agreement.
SECTION 1.    Grant of Security. The undersigned hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in, all of its right, title and interest in and to all of the Collateral (as defined in the Security Agreement) of the undersigned, whether now owned or hereafter acquired by the undersigned, wherever located and whether now or hereafter existing or arising, including, without limitation, the property and assets of the undersigned set forth on the attached supplemental schedules to the Schedules to the Security Agreement.
SECTION 2.    Security for Obligations. The grant of a security interest in the Collateral by the undersigned under this Security Agreement Supplement and the Security

Agreement secures the payment of all Secured Obligations of the undersigned now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise. Without limiting the generality of the foregoing, each of this Security Agreement Supplement and the Security Agreement secures the payment of all amounts that constitute part of the Secured Obligations and that would be owed by the undersigned to the Collateral Agent or any Secured Party under the Loan Documents but for the fact that such Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Grantor.
SECTION 3.    Supplements to Security Agreement Schedules. The undersigned has attached hereto supplemental Schedules I through VIII to Schedules I through VIII, respectively, to the Security Agreement, and the undersigned hereby certifies, as of the date first above written, that such supplemental Schedules have been prepared by the undersigned in substantially the form of the equivalent Schedules to the Security Agreement, and such supplemental Schedules include all of the information required to be scheduled to the Security Agreement and do not omit to state any information material thereto.
SECTION 4.    Representations and Warranties. The undersigned hereby makes each representation and warranty set forth in Section 5 of the Security Agreement (as supplemented by the attached supplemental Schedules) to the same extent as each other Grantor.
SECTION 5.    Obligations Under the Security Agreement. The undersigned hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as each of the other Grantors. The undersigned further agrees, as of the date first above written, that each reference in the Security Agreement to an "Additional Grantor" or a "Grantor" shall also mean and be a reference to the undersigned.
SECTION 6.    Governing Law. This Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 7.    Loan Document. In addition to and without limitation of any of the foregoing, this Security Agreement Supplement shall be deemed to be a Loan Document and shall otherwise be subject to all of terms and conditions contained in Sections 12.10 and 12.11 of the Financing Agreement, mutatis mutandi.

Very truly yours, [NAME OF ADDITIONAL CREDIT PARTY] By____________________________________ Its____________________________________
Acknowledged and Agreed: TCW ASSET MANAGEMENT COMPANY, as Collateral Agent By:___________________________________ Name:_________________________________ Title:__________________________________